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                                  EXHIBIT 23.2
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                     CONSENT OF PRICEWATERHOUSECOOPERS LLP




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                                                                   EXHIBIT 23.2
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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Paradyne Networks, Inc. of our report dated January 19, 2000, relating to the consolidated financial statements and financial statement schedules, which appears in the Form 10-K and of our report dated June 1, 2000 relating to the financial statements of Control Resources (a carve-out entity of P-Com, Inc.), which appears in the Current Report on Form 8-K/A of Paradyne Networks, Inc. dated June 28, 2000.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
March 16, 2001